SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported)........ December 10, 1998


                          CHINA FOOD & BEVERAGE COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           NEVADA                        0-11734                87-0548148
           ------                        -------                ----------
(State or other jurisdiction of        (Commission         (I.R.S. Employer
 incorporation or organization)         File No.)           Indentification No.)



                8 West 38th Street, 9th Floor, New York, NY 10018
                -------------------------------------------------
              (Address of principal executive offices and Zip Code)


Registrant's telephone number, including area code:  (212)  398-7833
                                                   -------------------

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         ITEM 5.     OTHER EVENTS
         ------

         On December 10, 1998, the Company authorized a reverse split of its common stock on the basis of 1 new share for every 100 shares owned by shareholders of record. Fractional shares will be rounded up to the next whole share. The effective date of the reverse split is December 21, 1998. The total number of shares issued and outstanding before the reverse was 7,364,349. The total number of shares issued and outstanding after the reverse is approximately 73,644.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    December 18, 1998


                                                   CHINA FOOD & BEVERAGE COMPANY
                                                   (Registrant)



                                                   By:/s/ James Tilton
                                                      --------------------------
                                                      James Tilton, President